Page 12 of 12 Pages

                                    EXHIBIT A

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Boston Life Sciences, Inc. dated as of October 14, 1999 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.



Date:  October 14, 1999                BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.

                                       By:    Brown Simpson Capital, LLC
                                              Its General Partner

                                              By:    Brown Simpson Partners, LLC
                                                     Its Member

                                                     By:     /S/ EVAN M. LEVINE
                                                             -------------------
                                                             Evan M. Levine
                                                             Its Member


Date:  October 14, 1999                BROWN SIMPSON CAPITAL, LLC

                                       By:    Brown Simpson Partners, LLC
                                              Its Member

                                              By:    /S/ EVAN M. LEVINE
                                                     ---------------------------
                                                     Evan M. Levine
                                                     Its Member


Date:  October 14, 1999                BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.

                                       By:    Brown Simpson Asset Management LLC

                                              By:    Brown Simpson, LLC
                                                     Its Member

                                                     By:     /S/ EVAN M. LEVINE
                                                             -------------------
                                                             Evan M. Levine
                                                             Its Member


Date:  October 14, 1999                BROWN SIMPSON ASSET MANAGEMENT LLC

                                       By:    Brown Simpson, LLC
                                              Its Member

                                                     By:     /S/ EVAN M. LEVINE
                                                             -------------------
                                                             Evan M. Levine
                                                             Its Member